DELAWARE GROUP® INCOME FUNDS

Delaware High-Yield Opportunities Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, and Class R Prospectus
dated November 28, 2008

Effective September 11, 2009, Delaware Management Company has implemented a voluntary expense cap for the Fund as set forth in the table below.

The following replaces the information in the section entitled, “What are the Fund’s fees and expenses?” on pages 8-10.

What are the Fund’s fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. You do not pay sales charges when you buy or sell Class R shares.

CLASS	A	B	C	R
Maximum sales charge (load) imposed on
purchases as a percentage of offering price	4.50%	none	none	none
Maximum contingent deferred sales charge
(load) as a percentage of original purchase
price or redemption price, whichever is lower	none[1]	4.00%[2]	1.00%[3]	none
Maximum sales charge (load) imposed on
reinvested dividends	none	none	none	none
Redemption fees	none	none	none	none
Exchange fees[4]	none	none	none	none

Annual fund operating expenses are deducted from the Fund’s assets.5

CLASS	A	B	C	R
Management fees[6]	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.60%[7]
Other expenses	0.36%	0.36%	0.36%	0.36%
Total annual fund operating expenses	1.31%	2.01%	2.01%	1.61%
Fees waivers and payments	(0.18)%	(0.18)%	(0.18)%	(0.28)%
Net expenses	1.13%	1.83%	1.83%	1.33%

1 A purchase of Class A shares of $1 million or more may be made at net asset value (NAV). However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge (CDSC) may be permitted from time to time and will be disclosed in the Prospectus if they are available.

2 If you redeem Class B shares during the first year after you buy them, you will pay a CDSC of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0% thereafter.

3 Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

4 Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

5 In periods of market volatility, during which asset levels may fluctuate substantially, the Fund’s annual fund operating expenses may vary from the numbers shown in the table above.

6 The Fund’s investment manager (Manager) has contracted to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses from December 1, 2008, through November 30, 2009, in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “nonroutine expenses”)) from exceeding 0.83% of the Fund’s average daily net assets. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board of Trustees (Board) and the Manager. These expense waivers and reimbursements apply only to expenses paid directly by the Fund.

Additionally, the Manager has agreed to voluntarily waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses) in order to prevent total annual fund operating expenses from exceeding, in an aggregate amount, 0.81% of the Fund’s average daily net assets from September 11, 2009 until such time as the voluntary expense cap is discontinued. These fee waivers and expense reimbursements apply only to expenses paid directly by the Fund, and may be discontinued at any time because they are voluntary. The fees and expenses shown in the annual fund operating expenses table above do not reflect this voluntary expense cap.

7 The Distributor has contracted to limit the Class R shares’ 12b-1 fees from December 1, 2008 through November 30, 2009 to no more than 0.50% of average daily net assets.

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with applicable waivers for the one-year contractual period and total operating expenses without waivers for years 2 through 10. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

			(if redeemed)		(if redeemed)
Class	A	B1	B1	C	C	R
1 year	$560	$186	$586	$186	$286	$135
3 years	$830	$613	$838	$613	$613	$481
5 years	$1,119	$1,066	$1,216	$1,066	$1,066	$850
10 years	$1,943	$2,143	$2,143	$2,323	$2,323	$1,887

1 The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

Please keep this Supplement for future reference.

This Supplement is dated September 9, 2009.